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                                                                   EXHIBIT 23.2

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 11, 1998, except for Note 10, as to which the date is September 4, 1998, in the Registration Statement (Form S-1) and related Prospectus of pcOrder.com, Inc. for the registration of shares of its common stock.


                                          /s/ Ernst & Young LLP
Austin, Texas
September 4, 1998